EXHIBIT 10.14.3

                                 PROMISSORY NOTE



   $20,000.00
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                                          Greenville, South Carolina
                                          February 25, 2002



   FOR VALUE RECEIVED           RSI Holdings, Inc.
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             28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA 29601
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promises to pay                   Minor Mickel Shaw
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               16 Hemlock Drive, Greenville, South Carolina 29601
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the sum of              Twenty Thousand Dollars and no/100 ($20,000.00)
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 bearing interest only    from     date of this note   at the rate of    7.00%
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to be computed and paid quarterly.     Any accrued interest and unpaid principal

shall be be paid in full on or before                 February 25, 2007
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                                     RSI Holdings, Inc.



                                     By:/s/ Buck A. Mickel        2/25/02
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                                        Buck A. Mickel            Date
                                        President & Chief Executive Officer